EXHIBIT 10.11





                                                      [Filed & Recorded in
                                                      Official Records of
                                                      Carolyn Staley
                                                      Pulaski County
                                                      Circuit/County clerk]


BOCA FIRST CAPITAL, LLLP
Real Estate Subordination Agreement
(Boca First Capital, LLLP to Third Party)










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                                                  [GRAPHIC OMITTED]
                                                   Seal Pulaski County, Arkansas

This instrument was
prepared by and after recording return to:

Brandon Brown P.L.
900 N. Federal Highway
Suite 410
Boca Raton, FL 33432



This Real Estate Subordination Agreement ("Agreement") is executed as of September 30, 2003, by Boca First Capital, LLLP, ("Boca First Capital"), having an address of 900 North Federal Highway, Suite 410, Boca Raton, Florida 33432 ("Subordinator"), in favor of No ble I nternational I nvestments, I nc., a F lorida c orporation, a s c ollateral agent for purchasers of notes, having an address for notice purposes of 6501 Congress Avenue, Suite 100, Boca Raton, FL 33487 ("Junior Lienholder").

Whereas, Boca First Capital is the owner and holder of, or creditor under, the indebtedness described in and secured by a security instrument (deed of trust, deed to secure debt or mortgage) dated September 27, 2002, executed by Capitol Development of Arkansas, Inc. and which is recorded on October 2, 2002, as Document # 2002182700, of the land records of Pulaski County, Arkansas, as same may have been or is to be modified prior hereto or contemporaneously herewith (the "Senior Lien"), encumbering the land described therein (said land and such improvements, appurtenances and other rights and interests regarding said land, if any, as are described in the Senior Lien being called herein collectively, the "Property"); and

Whereas, Junior Lienholder has been requested to make a loan, line of credit or other financial accommodation to Capitol Development of Arkansas, Inc. and Capitol Communities Corporation (jointly and severally, "Borrower"), to be secured by, without limitation, either a deed of trust, deed to secure debt or mortgage (the "Junior Lien"), covering, without limitation, the Property and securing the indebtedness therein including the payment of a promissory note, line of credit agreement or other borrowing agreement made by Borrower and/ or others payable to the order of Noble International Investments, Inc., a Florida corporation, as collateral agent for purchasers of notes in the maximum principal face amount of $3,000,000.00 (the "Principal Amount"), including provisions for acceleration and payment of collection costs (the "Obligation"); and

Whereas, Junior Lienholder requires, as a condition to the making of the Obligation, that the Junior Lien be superior to the Senior Lien;

Now, Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the understanding by Boca First Capital that Junior Lienholder will rely hereon in making the Obligation, Boca First Capital agrees and covenants that the Senior Lien and the rights of Boca First Capital thereunder and all other rights of Boca First Capital now or he reafter existing in or with respect to the Property with a legal description described in EXHIBIT A, attached hereto and made a part hereof, are hereby subordinated to, and are and shall remain completely and unconditionally subordinate to the Junior Lien and the rights of the Junior Lienholder thereunder regardless of the frequency or manner of renewal, extension, consolidation or modification of the Junior Lien and/ or the Obligation.

This Subordination Agreement is limited to an amount of $3,000,000.00, which is the original amount of the Junior Lienholder's principal balance; plus interest and any additional amounts advanced pursuant to the provision of said security instrument for payment of insurance premiums, taxes, cost of collection or protection of the value of the Property or Junior Lienholder's rights in the Property. This Agreement shall inure to the benefit of Junior Lienholder and be binding upon Boca First Capital, its successors and assigns and shall be binding upon any purchaser or purchasers (at foreclosure or otherwise) of the Property or any part thereof, and their respective heirs, personal representatives, successors and assigns.

/s/ illegible                                  Boca First Capital, LLLC
---------------------------
                   Witness name:
                                                  /s/  illegible
                                                   ---------------------------


                                                By:
                                                Titla:


Boca First Capital, LLLP Acknowledgment:

State of Florida

County of Palm Beach



 On this the 29th day of September, 2003, before me, Howard Bloom, the undersigned officer, appeared who is personally known to me or has produced _________ as identification, who acknowledged himself to be the Managing Member of Boca First Capital, LLLC, a limited liability limited partnership, and he, as such managing member, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited partnership by himself as managing member, hi witness whereof I hereunto set my hand and official seal.


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 Commission #00186650                Signature of Person Taking Acknowledgement
 Expires: Feb 23, 2007               Commission Expiration Date:
                                                                 --------------
               Bonded Thru
               ----------------------------
               Atlantic Bonding C<<., Inc.
 Seal
                                                                 Exhibit  A

LEGAL DESCRIPTION

Lands lying in Section 29. Township 3 North, flange 13 West. Pulaski County. Arkansas and more particularly described as follows:

Commencing at the Northwest Corner of said Section 29: thence North 90 degrees 00 minutes 00 seconds East 2564.28 feet: thence South 00 degrees 00 minutes 00 seconds West 611.08 feet to the point of beginning which is also on the south right of way of Odom Boulevard: thence leaving the said South right of way line of Odom Boulevard along a 143.239-4 degree curve to the right 61.20 feet to a point having a chord bearing and distance of South 81 degrees 31 minutes 11 seconds East 55.40 feet which is also on the west right of way of Naylor Drive: thence continue along said right of way line South 37 degrees 41 minutes 32 seconds East 30.45 feet: thence along a 5.6169 degree curve to the right 358.75 feet to a point having a chord bearing and distance of South 27 degrees 37 minutes 01 seconds East 356.90 feet: thence South 17 degrees 32 minutes 30 seconds East 251.53 feet; thence along a 6.1069 degree curve to the left 498.81 feet to a point having a chord bearing and distance of South 32 degrees 46 minutes 21 seconds East 492.96 feet; thence South 48 degrees 00 minutes 13 seconds East 642.29 feet: thence along a 5.7569 degree curve to the right 387.16 feet to a point having a chord bearing and distance of South 36 degrees 51 minutes 33 seconds East 384.72 feet: thence South 25 degrees 42 minutes 53 seconds East 31.71 feet; thence leaving said right of way along a 229.1831 degree curve to the right 38.46 feet to a point having a chord bearing and distance of South 18 degrees 21 minutes 48 seconds West 34.78 feet which is also on the west right of way of Millwood Circle; thence continue along said right of way line South 62 degrees 26 minutes 30 seconds West 22.62 feet; thence along a
5.7103 degree curve to the left 1492.75 feet to a point having a chord bearing and distance of South 16 degrees 40 minutes 41 seconds West 1358.84 feet; thence South 25 degrees 56 minutes 35 seconds East 441.69 feet: thence along a 4.2642 degree curve to the right 385.98 feet to a point having a chord bearing and distance of South 17 degrees 42 minutes 50 seconds East 384.65 feet; thence leaving said west right of way South 84 degrees 03 minutes 51 seconds West
170.32 feet; thence North 73 degrees 20 minutes 45 seconds West 1097.68 feet: thence South 33 degrees 01 minutes 16 seconds West 254.89 feet; thence South 45 degrees 24 minutes 03 seconds West 349.34 feet; thence South 58 degrees 31 minutes 12 seconds West 399.77 feet: thence North 77 degrees 45 minutes 58 seconds West 156.73 feet to a point which is also on the east right of way of Odom Boulevard: thence North 77 degrees 45 minutes 58 seconds West 62.24 feet: thence along the.-centerline of proposed Odom Boulevard North 11 degrees 57 minutes 24 seconds East 8.19 feet; thence along a 20.8347 degree curve to the left 266.72 feet to a point having a chord bearing and distance of North 15 degrees 49 minutes 44 seconds West 256.39 feet; thence North 43 degrees 36 minutes 53 seconds West 729.52 feet; thence along a 9.5492 degree curve to the left 221.93 feet to a point having a chord bearing and distance of North 54 degrees 12 minutes 39 seconds West 220.67 feet: thence North 64 degrees 48 minutes 26 seconds West 622.59 feet; thence along a 6.3661 degree curve to the left 1607.78 feet to a point having a chord bearing and distance of North 13 degrees 37 minutes 48 seconds West 1402.36 feet: thence North 37 degrees 32 minutes 49 seconds East 1031.88 feet: thence along a 3.3661 degree curve to the right 517.56 feet to a point having a chord bearing and distance of North 54 degrees 01 minutes 17 seconds East 510.46 feet: thence North 70 degrees 29 minutes 45 seconds East 406.83 feet: thence leaving said road centerline South 19 degrees 30 minutes 15 seconds East 60.00 feet to a point on the east right of way line of Odom Boulevard: thence continue along said right of way line North 70 degrees 29 minutes 45 seconds East 914.54 feet; thence along a 4.5558 degree curve to the left 347.34 feet to a point having a chord bearing and distance of North 62 degrees 34 minutes 34 seconds East 346.73 feet to the point of beginning containing 250.134 acres more or less.